Supplement to the
Fidelity Advisor® Stock Selector All Cap Fund
Class A, Class T, Class B, and Class C
November 28, 2015 Prospectus

The Board of Trustees of the fund approved the conversion of all existing Class B shares of the fund into Class A shares of the same fund, effective on or about July 1, 2016, regardless of the length of times shares have been held. All conversions will be made on the basis of the relative net asset values of the two classes, without imposition of any sales load, fee, or other charge. After the effective date of the conversions, all references to Class B shares in the prospectus will no longer be applicable. Shareholders should consult their prospectus for more information regarding Class A shares.

AFSS-16-01  February 12, 2016
1.957632.105

Supplement to the

Fidelity Advisor® Stock Selector All Cap Fund

Class A (FMAMX), Class T (FSJHX), Class B (FHRLX), Class C (FLACX), and Class I (FBRNX)

Classes of shares of Fidelity® Stock Selector All Cap Fund

A Fund of Fidelity Capital Trust

STATEMENT OF ADDITIONAL INFORMATION

November 28, 2015

The Board of Trustees of the fund approved the conversion of all existing Class B shares of the fund into Class A shares of the same fund, effective on or about July 1, 2016, regardless of the length of times shares have been held. All conversions will be made on the basis of the relative net asset values of the two classes, without imposition of any sales load, fee, or other charge.

AFSS-AFSSIB-16-01  February 12, 2016
1.960091.105